UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 19, 2013


                              RAIDER VENTURES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-54667                 20-8624019
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)         Identification Number)

16133 Ventura Blvd, Suite 700, Encino, CA                          91436
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (818) 995-9107

                                      n/a
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER ITEMS

On March 19, 2013, our board of directors approved an agreement and plan of merger to merge with and into our wholly-owned subsidiary Integrated Electric Systems Corp., a Nevada corporation, to effect a name change from Raider Ventures Inc. to Integrated Electric Systems Corp. Integrated Electric Systems Corp. was formed solely for the change of name.

This amendment is currently under review with the Financial Industry Regulatory Authority ("FINRA"). We will announce the completion of FINRA review and the effectiveness of this change on the market by filing a Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIDER VENTURES INC.


/s/ Larry Segal
---------------------------------
Larry Segal
President and Director

Date: March 21, 2013

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